                         APPLICATION DES GAZ, S.A.


                        STATUTORY AUDITORS' REPORT

                           CONSOLIDATED ACCOUNTS

                       YEAR ENDED DECEMBER 31, 1995

                (Free translation of the French original)





                                 [LETTERHEAD]

                                 [LETTERHEAD]


                            STATUTORY AUDITORS
                  MEMBERS OF THE REGIONAL COMPANY OF PARIS




                         APPLICATION DES GAZ, S.A.


                             AUDITORS' REPORT

                          CONSOLIDATED ACCOUNTS

                       YEAR ENDED DECEMBER 31, 1995

                (Free translation of the French original)



In our capacity as statutory auditors, we have audited the accompanying consolidated accounts of the Application des Gaz Company as of December 31, 1995.

These consolidated accounts are the responsibility of the Company's management. Our responsibility is to express an opinion on these accounts based on our audit.

We conducted our audit in accordance with French auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated accounts are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated accounts. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated account presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated accounts present fairly, in all material respects, the financial position of the Group as of December 31, 1995 and the results of the Group's operations included in the consolidation for the year then ended.

We have also reviewed the information relating to the Group contained in the Directors' report.

We have nothing to report with respect to the fairness of such information.

                        The Statutory Auditors
    Claude GUIT                                     ERNST & YOUNG Audit


/s/ Claude GUIT                                 /s/ Daniel Mary-Dauphin
- ----------------                                -----------------------


March 20, 1996















ERNST & YOUNG AUDIT - FRANCE - LYON OFFICE   3

                              GROUPE CAMPING GAZ

- ----------------------------------------------------------------------------

                          CONSOLIDATED BALANCE SHEET
                              DECEMBER 31, 1995

                                             (in thousands of French francs)
- ----------------------------------------------------------------------------
ASSETS                                               Notes  1995      1994
- ----------------------------------------------------------------------------
FIXED ASSETS, INVESTMENTS AND INTANGIBLE ASSETS
Intangible assets                                      3     1,844     2,815
Fixed assets                                           3   181,846   163,249
Financial assets                                       3     3,422     4,513
TOTAL                                                      187,112   170,577
- ----------------------------------------------------------------------------
CURRENT ASSETS
Inventories                                            4   196,524   196,059
Accounts receivable                                    5   146,690   131,374
Other receivables                                      6    65,223    81,239
Marketable securities                                  9     1,927         5
Cash and cash equivalents                              9     8,693    15,917
TOTAL                                                      419,057   424,594
- ----------------------------------------------------------------------------
TOTAL ASSETS                                               606,169   595,171
- ----------------------------------------------------------------------------

- ----------------------------------------------------------------------------
LIABILITIES                                          Notes   1995     1994
- ----------------------------------------------------------------------------
STOCKHOLDERS' EQUITY (before distribution of
current year net income)
Common stock                                           7    11,966    11,966
Statutory reserves                                     7   204,532   213,257
Income for the year                                    7    11,900    18,479
TOTAL                                                      228,398   243,702
- ----------------------------------------------------------------------------
LIABILITIES - LONG-TERM
Minority interest                                            7,124    10,087
Provisions for losses and charges                      8    23,016    21,892
Debt to financial institutions                         9     4,047     7,540
TOTAL                                                       34,187    39,519
- ----------------------------------------------------------------------------
LIABILITIES - CURRENT
Debt to financial institutions                         9   102,462    79,652
Accounts payable                                           117,829   105,562
Other liabilities                                     10   123,293   126,736
TOTAL                                                      343,584   311,950
- ----------------------------------------------------------------------------
TOTAL LIABILITIES                                          606,169   595,171
- ----------------------------------------------------------------------------

The notes to the consolidated financial statements are an integral part of these statements.

                              GROUPE CAMPING GAZ

- ----------------------------------------------------------------------------

                         CONSOLIDATED INCOME STATEMENT
                               FISCAL YEAR 1995
                                             (in thousands of French francs)
- ----------------------------------------------------------------------------
                                               Notes       1995      1994
- ----------------------------------------------------------------------------
Revenues                                       19-20    1,028,536  1,013,174
Cost of sales and operating expenses             11      -983,548   -962,338
OPERATING INCOME                                           44,988     50,836
Net interest expense                             12       -17,600    -12,981
OPERATING INCOME AFTER NET INTEREST EXPENSE                27,388     37,855
Net extraordinary expense                        13        -5,834     -7,385
NET INCOME BEFORE PROFIT-SHARING,
 INCOME TAXES AND MINORITY INTEREST                        21,554     30,470
Profit-sharing                                                        -3,581
Income taxes                                     14        -7,500     -6,833
Minority interest                                          -2,019     -1,577
Amortization of acquisition difference                       -135
NET GROUP INCOME                                           11,900     18,479
- ----------------------------------------------------------------------------
EARNINGS PER SHARE (in French francs)                        9.94      15.44
- ----------------------------------------------------------------------------


The notes to the consolidated financial statements are an integral part of these statements.

                              GROUPE CAMPING GAZ

- ----------------------------------------------------------------------------

1 - CONSOLIDATION ACCOUNTING PRINCIPLES (in thousands of French francs and at December 31, 1995)

The consolidated financial statements have been prepared in accordance with the applicable laws and regulations currently enacted in France.

The financial statements of those entities in the consolidated group which have been prepared in accordance with accounting principles generally accepted in the foreign country in which these entities are located have been adjusted before consolidation to conform with the accounting principles used by the Group.

1.1  PRINCIPLES OF CONSOLIDATION

All material subsidiaries under the direct or indirect control of ADG have been consolidated. There were no material subsidiaries eligible to be accounted for under the proportional method. The list of entities included in the consolidation perimeter at December 31, 1995 is included in Note 2.

1.2 TRANSLATION OF FINANCIAL STATEMENTS, LIABILITIES AND RECEIVABLES DENOMINATED IN FOREIGN CURRENCIES

The financial statements of foreign subsidiaries have been translated as follows:

- -    Balance sheet accounts have been translated at the year-end exchange rate.

- -    Income statement accounts have been translated at the average exchange rate for the year.

The effect of changes in exchange rates between fiscal years and the difference between the end-of-year and average exchange rates are reflected in Stockholders' Equity.

Liabilities and receivables denominated in foreign currencies have been translated at the year-end exchange rate.

Unrealized translation gains have not been recognized in the financial statements. Unhedged unrealized losses are reflected in provisions for losses.

1.3  FIXED ASSETS

Fixed assets are stated at cost, except for those French entities whose assets have been revalued under the provisions of the statutory revaluation act of 1976.

Depreciation of fixed assets is computed on the straight-line method for all Group entities. The useful lives are as follows:

- -    Buildings      20 years
- -    Improvements   10 years
- -    Equipment       6 years
- -    Tools           3 years
- -    Tank tools     10 years

Fixed assets under leasing arrangements are not included in assets. The leasing commitments under leasing arrangements are included in a separate note.

1.4  INVENTORIES, TANKS AND WORK-IN-PROGRESS

Inventories, tanks and work-in-progress are stated at the lower of acquisition or production cost, or net realizable value.

1.5  DEFERRED TAXES

Deferred taxes have been provided under the deferred method on the following amounts:

- -    all temporary differences,
- -    consolidation adjustments,
- -    net operating loss carryforwards and deferred tax depreciation realizable in the near future.

In application of the rule of prudence, if total deferred tax assets exceed total deferred tax liabilities, the amount of total deferred tax assets recognized in the financial statements is limited to the amount of total deferred tax liabilities.

1.6  LUMP-SUM RETIREMENT BENEFITS

Lump-sum retirement benefits are estimated based on current salaries and have not been subjected to an actuarial calculation. They have not been recorded in the accompanying balance sheets, except for those of the German, Japanese and Austrian subsidiaries.

1.7  RESEARCH AND DEVELOPMENT EXPENSES

All research and development costs are expensed as incurred.

                              GROUPE CAMPING GAZ
- -----------------------------------------------------------------------------


2 - CONSOLIDATED COMPANIES
- -----------------------------------------------------------------------------
                                             COUNTRY     1995       1994
                                                           %          %
                                                            OF CONTROL
Application des Gaz                          France     Consolidating company
Camping Gaz International Deutschland GmbH   Germany     100.00    100.00
Camping Gaz Italie SRL                        Italy      100.00    100.00
Camping Gas Great Britain Ltd             Great Britain  100.00    100.00
Camping Gaz KK                                Japan      100.00    100.00
Camping Gaz International Portugal Ltda      Portugal     99.96     51.00
Camping Gaz Suisse AG                      Switzerland    99.50     99.50
Neves Caria                                  Portugal     99.68     99.68
PT Camping Gas Indonesia                     Indonesia    55.00     55.00
Camping Gaz Philippines Inc                 Philippines   75.99     75.99
Camping Gaz KFT                               Hungary    100.00    100.00
Camping Gaz CS SPOL SRO                   Czech Republic  70.00     70.00
Camping Gaz GmbH                              Austria    100.00    100.00
- -------------------------------------------------------------------------


3 - FIXED ASSETS

- ----------------------------------------------------------------------------------------
                        GROSS VALUE    EXCHANGE             1995            GROSS VALUE
                        AT 01/01/95   VARIATIONS   INCREASES   DECREASES    AT 12/31/95
- ----------------------------------------------------------------------------------------
INTANGIBLE ASSETS
Patents and trademarks      6,788                      335          813          6,310
Intangible client base      9,554          48                                    9,602
CGID intangibles            8,400                      135                       8,535
Software                    7,795        -200          623          497          7,721
TOTAL                      32,537        -152        1,093        1,310         32,168
AMORTIZATION               29,723         -82        1,946        1,263         30,324
- ----------------------------------------------------------------------------------------
TANGIBLE ASSETS
Land                       10,955        -197           72           31         10,799
Buildings                  69,226        -972        3,907          415         71,746
Plant and equipment       230,512      -2,491       82,173        9,738        300,456
Container base inventory   23,192        -168        6,002          870         28,156
Fixed assets under
 construction              48,450      -5,337      -22,739                      20,374
Advance payments on
 tangibles                  8,878                   -4,381                       4,497
TOTAL                     391,213      -9,165       65,034       11,054        436,028
DEPRECIATION              227,964      -2,200       37,837        9,419        254,182
- ----------------------------------------------------------------------------------------
FINANCIAL ASSETS
Investments                   584                                                  584
Amounts receivable from
 related companies            321                       22                         343
Other equity securities       275          -3                                      272
Other financial assets      4,368        -272                       796          3,300
TOTAL                       5,548        -275           22          796          4,499
PROVISIONS                  1,035          42                                    1,077
- ----------------------------------------------------------------------------------------

                              GROUPE CAMPING GAZ

- ----------------------------------------------------------------------------

4 - INVENTORIES

- ----------------------------------------------
                              1995      1994
- ----------------------------------------------
- -    Raw materials            42,579    35,840
- -    Work-in-progress         14,380     7,846
- -    Finished goods          126,567   128,696
- -    Containers               19,476    30,783
- -    Inventory provisions      6,478     7,106


5 - ACCOUNTS RECEIVABLE

- -----------------------------------------------------------
                                           1995      1994
- -----------------------------------------------------------
- -    Accounts receivable                  151,459   135,644
- -    Provision for doubtful receivables     4,769     4,270


6 - OTHER ASSETS

- -----------------------------------------------------------
                                           1995      1994
- -----------------------------------------------------------
- -    Deferred tax assets                   13,440    12,624
- -    Prepaid expenses                       4,705     4,899
- -    Taxes receivable and other            47,078    63,716


7 - CHANGES IN STOCKHOLDERS' EQUITY

- -----------------------------------------------------------
                                           1995      1994
- -----------------------------------------------------------
STOCKHOLDERS' EQUITY AT
BEGINNING OF YEAR                         243,702   251,065
- -    Dividends paid                       -25,023   -25,491
- -    Net income                            11,900    18,480
- -    Changes in reserves                        0         0
- -    Exchange differences                  -2,228      -384
- -    Other                                     47        32
STOCKHOLDERS' EQUITY AT END OF YEAR       228,398   243,702


8 - PROVISIONS FOR LOSSES AND CHARGES

- -----------------------------------------------------------
                                    AT      CHG.      AT
                                 12/31/94          12/31/95
- -----------------------------------------------------------

- - General provision for
  doubtful receivables            3,000               3,000
- - Litigation and
  miscellaneous                   1,245     375       1,620
- - Guarantees                      2,575     140       2,715
- - Unrealized translation losses   2,172      10       2,182
- - Personnel                       2,000     227       2,227
- - Retirement                      9,085     550       9,635
- - Other charges                   1,815    -178       1,637

                              GROUPE CAMPING GAZ

- ----------------------------------------------------------------------------


9 - CHANGE IN NET DEBT DUE TO FINANCIAL INSTITUTIONS
- ----------------------------------------------------------------------------
                                                             1995      1994
- ----------------------------------------------------------------------------
Loans and debt due to financial institutions - long term      4,047    7,540
Loans and debt due to financial institutions - current      102,462   79,652
- ----------------------------------------------------------------------------
A - GROSS DEBT DUE TO FINANCIAL INSTITUTIONS                106,509   87,192
- ----------------------------------------------------------------------------
Marketable securities                                         1,927        5
Cash and cash equivalents                                     8,693   15,917
- ----------------------------------------------------------------------------
B - FINANCIAL ASSETS                                         10,620   15,922
- ----------------------------------------------------------------------------
C - NET DEBT DUE TO FINANCIAL INSTITUTIONS AT
    DECEMBER 31 (A MINUS B)                                  95,889   71,270
- ----------------------------------------------------------------------------
D - NET DEBT DUE TO FINANCIAL INSTITUTIONS AT JANUARY 1      71,270   75,779
- ----------------------------------------------------------------------------
E - INCREASE/DECREASE IN NET DEBT DUE TO
    FINANCIAL INSTITUTIONS                                   24,619   -4,509
- ----------------------------------------------------------------------------
Fair value of marketable securities                           1,927        5
- ----------------------------------------------------------------------------

                              GROUPE CAMPING GAZ

- ----------------------------------------------------------------------------

10 - OTHER LIABILITIES

- ----------------------------------------------------------------------------
                                                             1995      1994
- ----------------------------------------------------------------------------
- -    Taxes payable - current                                 3,347     1,094
- -    Accrued payroll and taxes                              36,978    41,296
- -    Accounts payable to fixed assets vendors                6,733    10,178
- -    Other accrued liabilities                              59,498    57,522
- -    Deferred taxes                                         16,737    16,645


11 - OPERATING REVENUES AND EXPENSES

- ----------------------------------------------------------------------------
                                                             1995      1994
- ----------------------------------------------------------------------------
- -    Cost of sales                                         473,374   482,447
- -    Payroll and payroll taxes                             240,165   237,988
- -    Other operating expenses                              228,883   225,189
- -    Depreciation, amortization and provisions              41,126    16,714


12 - FINANCIAL INCOME AND EXPENSES

- ----------------------------------------------------------------------------
                                                             1995      1994
- ----------------------------------------------------------------------------
- -    Interest and financial expenses                       -19,743   -19,440
- -    Interest and financial income                             254     3,073
- -    Exchange gains                                          1,889     3,386


13 - EXTRAORDINARY INCOME AND EXPENSE

- ----------------------------------------------------------------------------
                                                             1995      1994
- ----------------------------------------------------------------------------
- -    Disposal of fixed assets                                 -477     2,004
- -    Termination payment                                    -3,663    -4,926
- -    Inventory returns                                                -4,254
- -    Litigation costs                                          346      -774
- -    CGO goodwill amortization                                -787         0
- -    ROSE/CGGB activity exit cost                           -1,087         0
- -    Other                                                    -170       565


14 - INCOME TAXES

- ----------------------------------------------------------------------------
                                                             1995      1994
- ----------------------------------------------------------------------------
- -    Income taxes - current                                  7,638     4,177
- -    Income taxes - deferred                                  -724     2,130
- -    Excess dividends distribution                             586       526


15 - COMMITMENTS

- ----------------------------------------------------------------------------
                                                             1995      1994
- ----------------------------------------------------------------------------
- -    Leasing arrangements                                    9,598    12,882
- -    Foreign currency forward contracts purchased                0    19,523
- -    Foreign currency forward contracts sold                   293    29,281
- -    Consolidated liabilities secured by tangible assets     3,088     3,070

                              GROUPE CAMPING GAZ

- ----------------------------------------------------------------------------

16 - COMPENSATION OF OFFICERS

- ----------------------------------------------------------------------------
This information is not supplied, as it would result in disclosing individual compensation amounts.
- ----------------------------------------------------------------------------


17 - AVERAGE MONTHLY HEADCOUNT

- ----------------------------------------------------------------------------
     - 1995    1,227
     - 1994    1,235
- ----------------------------------------------------------------------------


18 - RETIREMENT BENEFIT COMMITMENTS

- ----------------------------------------------------------------------------
Commitments for retirement benefits not provided for and not covered by retirement insurance is approximately 25,940,000 FRF. Such obligations relating to the German, Japanese and Austrian subsidiaries are provided for and amount to 9,635,000 FRF.


19 - EXCHANGE RATES USED

- ----------------------------------------------------------------------------
COUNTRY             CURRENCY            AVERAGE RATE     END OF YEAR RATE
- ----------------------------------------------------------------------------
GERMANY                1 DEM                 3.48               3.42
UNITED KINGDOM         1 GBP                 7.87               7.60
ITALY              1,000 ITL                 3.07               3.09
PORTUGAL             100 PTE                 3.327              3.28
JAPAN                100 JPY                 5.33               4.75
SWITZERLAND            1 CHF                 4.22               4.26
HONG KONG            100 HKD                                   63.4
INDONESIA          1,000 IDR                 2.20               2.11
PHILIPPINES          100 PHP                19.15              18.7
HUNGARY              100 HUF                 3.94               3.51
CZECH REPUBLIC       100 CSK                18.75              18.40
AUSTRIA              100 ATS                49.60              48.60

                              GROUPE CAMPING GAZ

- ----------------------------------------------------------------------------


20 - DISTRIBUTION OF CONSOLIDATED SALES

- ----------------------------------------------------------------------------
                               1995               1994             % CHANGE
- ----------------------------------------------------------------------------
GAS                            299,572            292,980             +2.25
EQUIPMENT                      728,964            720,194             +1.22
TOTAL                        1,028,536          1,013,174              N.S.
- ----------------------------------------------------------------------------


21 - INFORMATION BY GEOGRAPHIC AREAS

- ----------------------------------------------------------------------------
                         EUROPE     ASIA     REST OF THE WORLD       TOTAL
- ----------------------------------------------------------------------------
SALES
1995                     822,156   160,613        45,767           1,028,536
1994                     816,590   159,133        37,451           1,013,174
PAYROLL EXPENSES
1995                     222,679    17,485                           240,164
1994                     218,142    19,846                           237,988
AVERAGE HEADCOUNT
1995                         965       262                             1,227
1994                         986       249                             1,235